UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2005

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The employment contract with Dr. Bill H. McAnalley, Mannatech’s Chief Science Officer, expired on August 7, 2005. On August 9, 2005, Mannatech entered into a Release Agreement and a one-year Consulting Agreement with Dr. McAnalley. A copy of the Release Agreement is attached hereto as Exhibit 99.1.

Pursuant to the one-year Consulting Agreement, the Company agreed to pay Dr. McAnalley a total of $0.9 million in monthly payments for certain consulting services. As part of the Consulting Agreement, Mannatech also entered into a Form of Royalty Agreement, attached to the Consulting Agreement. While the Consulting Agreement is in effect, Mannatech has the option but no obligation, under the Form of Royalty Agreement, to purchase and market in the future any new product developed by Dr. McAnalley or his staff at a set royalty fee of $0.0003 per product sold by Mannatech. A Copy of the Consulting Agreement is attached hereto as Exhibit 99.2, as well as the press release announcing the consulting agreement is attached hereto as Exhibit 99.3

In a related development, Eileen Vennun resigned on August 9, 2005 as Mannatech’s Senior Vice President of Research and Development Administration. Ms. Vennum was instrumental in creating Mannatech’s award-winning library website – www.GlycoScience.org and founded the Journal of GlycoScience & Nutrition, a peer-reviewed scientific journal that focuses on the nutritional aspects of glycobiology.

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2005, Mannatech, Incorporated issued a press release announcing its results of operations and financial condition for the three and six months ended June 30, 2005. A copy of this press release is attached hereto as Exhibit 994.

The information disclosed under this Item 2.02 (including Exhibit 99.4) shall not be deemed to be “filed” for the purposes of Section 18, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, (“the Exchange Act”), or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements or Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit Number	Exhibit
99.1*	Release Agreement dated August 9, 2005 between Mannatech and Dr. Bill H. McAnalley.

99.2*	Consulting Agreement dated August 9, 2005 between Mannatech and Dr. Bill H. McAnalley.

99.3*	Press release dated August 10, 2005 entitled “Mannatech Announces New Consulting Arrangement with Dr. Bill McAnalley in Support of Independent Research”.

99.4*	Press release dated August 9, 2005 entitled “Mannatech, Inc. Announces Record Quarterly Sales”.

*	Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: August 10, 2005	By:	/s/ Stephen D. Fenstermacher
	Name:	Stephen D. Fenstermacher
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Release Agreement dated August 9, 2005 between Mannatech and Dr. Bill H. McAnalley.

99.2*	Consulting Agreement dated August 9, 2005 between Mannatech and Dr. Bill H. McAnalley.

99.3*	Press release dated August 10, 2005 entitled “Mannatech Announces New Consulting Arrangement with Dr. Bill McAnalley in Support of Independent Research”.

99.4*	Press release dated August 9, 2005 entitled “Mannatech, Inc. Announces Record Quarterly Sales”.

*	Filed herewith.